Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.28

SIXTH AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT – MASTERCARD REPOWER SUPPORT

This SIXTH AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM
AGREEMENT, dated as of September ___, 2018 (the “Sixth Amendment Effective Date”), is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 (“Company”), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 (“Bank”), and amends the Agreement (as defined below) (this “Sixth Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017, which sets forth each Party’s rights and responsibilities with respect to developing, marketing, and offering the Program (the “Agreement”);

WHEREAS, Bank and Company entered into that certain First Amendment to the Agreement, dated as of September 30, 2017, that certain Second Amendment to the Agreement, dated as of September 30, 2017, that certain Third Amendment to the Agreement, dated as of December 21, 2017, and that certain Fourth Amendment to the Agreement, dated as of [pending signature], and that certain Fifth Amendment to the Agreement, dated as of August 16, 2018, in each case, to amend certain terms and conditions of the Agreement; and

WHEREAS, Bank and Company desire to enter into this Sixth Amendment to the Agreement to further amend the Agreement and to set forth additional terms and conditions to govern the Program.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1	AMENDMENTS TO THE AGREEMENT

1.1
In order to implement the [***] functionality that was added to Additional Features, Functionality and Support under Exhibit F pursuant to Amendment 1 of the Agreement dated as of September 30, 2017, Company will [***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1.2
Exhibit F to the Agreement is hereby further amended by adding, at the end thereof, the table attached hereto as Attachment A. The IVR description included in Attachment A will be included in the features, functionality and support provided by the Bank. The described IVR items will be delivered by Bank [***] upon delivery and written acceptance by Company; all payments to be made in accordance with the payment and invoicing procedures as described in Section 9.4 of the Agreement.

IN WITNESS WHEREOF, this Sixth Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above-written.

T-MOBILE USA, INC. (COMPANY)		CUSTOMERS BANK (CUBI)
By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	9/28/2018	Date:	09/21/2018

DocuSigned by:
T-Mobile Legal Approval By:
/s/ [***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

ATTACHMENT A TO THE SIXTH AMENDMENT
EXHIBIT F - ADDITIONAL FEATURES, FUNCTIONALITY AND SUPPORT

Feature #	Current State Feature Name	Current State Feature Description	Future State Feature Name	Future State Feature Description
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

[***]	[***]